Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes
12.	INCOME TAXES

Cayman

In July 2014, the Company was redomiciled in the Cayman Islands as an exempted company registered under the laws of the Cayman Islands. Under the current laws of the Cayman Islands, it is not subject to tax on either income or capital gain.

BVI

Momo BVI is a tax-exempted company incorporated in the BVI.

The United States (“US”)

Momo US and Tantan US are incorporated in the U.S.A.

In December 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”). The Tax Act makes broad and complex changes to the U.S. tax code including, but not limited to, (1) reducing the U.S. federal corporate tax rate, (2) requiring a one-time transition tax on certain unrepatriated earnings of foreign subsidiaries that is payable over eight years, and (3) bonus depreciation that will allow for full expensing of qualified property. The impact of the Tax Act is not material to the Group’s operation and resulted in a decrease in income tax rate from 35% before January I, 2018 to 21% after January 1, 2018 for tax and income earned as determined in accordance with the relevant tax rules and regulations.

Hong Kong

The Company’s subsidiaries domiciled in Hong Kong are subject to a two-tiered income tax rate for taxable income earned in Hong Kong effectively since April 1, 2018. The first 2 million Hong Kong dollars of profits earned by the company are subject to be taxed at an income tax rate of 8.25%, while the remaining profits will continue to be taxed at the existing tax rate, 16.5%.

PRC

In August 2014, Beijing Momo IT was qualified as a software enterprise. As such, Beijing Momo IT will be exempt from income taxes for two years beginning in its first profitable year which was from 2015 to 2016 followed by a tax rate of 12.5% for the succeeding three years which is from 2017 to 2019.

According to No. 23 announcement of the State Administration of Taxation of PRC in April 2018, Chengdu Momo is no longer required to submit the preferential tax rate application to the tax authority, but only required to keep the relevant materials for future tax inspection instead. Based on the historically experience, the Group believes Chengdu Momo will most likely to be qualified as western China development enterprise and accordingly be entitled to a preferential income tax rate of 15% for the year 2018. As a result, the Group applied 15% to determine the tax liabilities for Chengdu Momo.

In October 2018, Beijing Santi Cloud Union Technology Co., Ltd. (“Santi Cloud Union”) qualified as a High and New Technology enterprise (“HNTE”). As such, Santi Cloud Union enjoyed a preferential tax rate of 15% from 2018 to 2020. Santi Cloud Union was in accumulated loss position for the year ended December 31, 2018.

The other entities incorporated in the PRC are subject to an enterprise income tax at a rate of 25%.

Since January 1, 2011, the relevant tax authorities of the Group’s subsidiaries have not conducted a tax audit on the Group’s PRC entities. In accordance with relevant PRC tax administration laws, tax years from 2015 to 2017 of the Group’s PRC subsidiaries, VIEs and VIEs’ subsidiaries, remain subject to tax audits as of December 31, 2018, at the tax authority’s discretion.

Under the Enterprise Income Tax Law (the “EIT Law”) and its implementation rules which became effective on January 1, 2008, dividends generated after January 1, 2008 and payable by foreign-invested enterprise in the PRC to its foreign investors who are non-resident enterprises are subject to a 10% withholding tax, unless any such foreign investor’s jurisdiction of incorporation has a tax treaty with PRC that provides for a different withholding arrangement. Under the taxation arrangement between the PRC and Hong Kong, a qualified Hong Kong tax resident which satisfies the criteria of “beneficial owner” and directly holds 25% or more of the equity interest in a PRC resident enterprise is entitled to a reduced withholding tax rate of 5% for dividends generated in the PRC. Cayman, where the Company is incorporated, does not have a tax treaty with PRC.

Uncertainties exist with respect to how the current income tax law in the PRC applies to the Group’s overall operations, and more specifically, with regard to tax residency status. The EIT Law includes a provision specifying that legal entities organized outside of the PRC will be considered residents for Chinese income tax purposes if the place of effective management or control is within the PRC. The implementation rules to the EIT Law provide that non-resident legal entities will be considered China residents if substantial and overall management and control over the manufacturing and business operations, personnel, accounting, properties, etc., occurs within the PRC. Despite the present uncertainties resulting from the limited PRC tax guidance on the issue, the Group does not believe that the legal entities organized outside of the PRC within the Group should be treated as residents for EIT law purposes. If the PRC tax authorities subsequently determine that the Company and its subsidiaries registered outside the PRC should be deemed resident enterprises, the Company and its subsidiaries registered outside the PRC will be subject to the PRC income taxes, at a rate of 25%.

If any entity within the Group that is outside the PRC were to be a non-resident for PRC tax purposes dividends paid to it out of profits earned after January 1, 2008 would be subject to a withholding tax at a rate of 10%, subject to reduction by an applicable tax treaty with the PRC.

Aggregate undistributed earnings of the Company’s PRC subsidiaries and the VIEs that are available for reinvestment. Upon distribution of such earnings, the Company will be subject to the PRC EIT, the amount of which is impractical to estimate. The Company did not record any withholding tax on any of the aforementioned undistributed earnings because the relevant subsidiaries and the VIEs do not intend to declare dividends and the Company intends to permanently reinvest it within the PRC. Additionally, no deferred tax liability was recorded for taxable temporary differences attributable to the undistributed earnings because the Company believes the undistributed earnings can be distributed in a manner that would not be subject to income tax.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Group did not retrospectively apply the changes to prior years. Significant components of the Group’s deferred tax assets and liabilities are as follows:

	As of December 31,
	2017	2018
	RMB	RMB
Deferred tax assets:
Advertising expense	38,760	221,113
Net operating tax losses carry-forward	25,792	103,060
Impairment on long-term investments and game copyright	2,599	11,336
Accrued expenses	5,466	43,631
Less: valuation allowance	(25,792)	(321,354)

Deferred tax assets, net	46,825	57,786

Deferred tax liabilities:
Intangible assets acquired	12,138	259,247

Deferred tax liabilities, net	12,138	259,247

The Group considers the following factors, among other matters, when determining whether some portion or all of the deferred tax assets will more likely than not be realized: the nature, frequency and severity of losses, forecasts of future profitability, the duration of statutory carry-forward periods, the Group’s experience with tax attributes expiring unused and tax planning alternatives. The Group’s ability to realize deferred tax assets depends on its ability to generate sufficient taxable income within the carry-forward periods provided for in the tax law.

As of December 31, 2018, the tax loss carry-forward for the Company’s subsidiaries domiciled in PRC, VIEs, and VIEs’ subsidiaries amounted to RMB264,709. The tax losses in PRC can be carried forward for five years to offset future taxable profit, and the period was extended to 10 years for entities qualified as HNTE in 2018 and thereafter. The tax losses of entities in the PRC will begin to expire in 2020, if not utilized.

As of December 31, 2018, the tax loss carryforward for the Company’s subsidiaries domiciled in Hong Kong amounted to RMB109,697, which would be carried forward indefinitely and set off against its future taxable profits.

As of December 31, 2018, the tax loss carry-forward for the Company’s subsidiaries domiciled in US amounted to RMB70,055. RMB 61,774 was generated from the years before 2018, which can be carried back two years and forward twenty years. The remaining RMB 8,281 was generated in the year ended December 31, 2018, which can be carried forward indefinitely but cannot be carried back, and can be used to offset only 80 percent of the taxable income.

The Group does not file combined or consolidated tax returns, therefore, losses from individual subsidiaries or the VIEs may not be used to offset other subsidiaries’ or VIEs’ earnings within the Group. Valuation allowance is considered on each individual subsidiary and legal entity basis. Valuation allowances have been established in respect of certain deferred tax assets as it is considered more likely than not that the relevant deferred tax assets will not be realized in the foreseeable future.

Reconciliation between income tax expense computed by applying the PRC EIT rate of 25% to income before income taxes and the actual provision for income tax is as follows:

	For the years ended December 31,
	2016	2017	2018
	RMB	RMB	RMB
Net income before provision for income tax	990,413	2,549,735	3,439,535
PRC statutory tax rate	25%	25%	25%
Income tax expense at statutory tax rate	247,603	637,434	859,884
Permanent differences	(516)	(446)	20,135
Change in valuation allowance	(16,034)	5,990	98,862
Effect of income tax rate difference in other jurisdictions	54,242	80,085	156,136
Effect of tax holidays and preferential tax rates	(250,657)	(278,062)	(435,369)

Provision for income tax	34,638	445,001	699,648

If Beijing Momo IT and Chengdu Momo did not enjoy income tax exemptions and preferential tax rates for the years ended December 31, 2016, 2017 and 2018, the increase in income tax expenses and resulting net income per share amounts would be as follows:

	For the years ended December 31,
	2016	2017	2018
	RMB	RMB	RMB
Increase in income tax expenses	250,657	278,062	435,369
Net income per ordinary share attributable to Momo Inc. - basic	1.87	4.74	5.85
Net income per ordinary share attributable to Momo Inc. - diluted	1.74	4.50	5.59

No significant unrecognized tax benefit was identified for the years ended December 31, 2016, 2017 and 2018. The Group did not incur any interest and penalties related to potential underpaid income tax expenses and also believed that uncertainty in income taxes did not have a significant impact on the unrecognized tax benefits within next twelve months.